                                                                   NOTE A

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re
RESORTS INTERNATIONAL, INC., a Delaware corporation, and GGRI, INC., a Delaware corporation, formerly known as Griffin Resorts, Inc.,

     Debtors.

Case Nos. _______________
             and
          _______________
Jointly Administered
Under Case No. _________________
                 Chapter 11


BALLOT TO (1) VOTE TO ACCEPT OR REJECT THE JOINT PLAN OF REORGANIZATION PROPOSED BY RESORTS INTERNATIONAL, INC. GGRI, INC., RESORTS INTERNATIONAL HOTEL INC., RESORTS INTERNATIONAL HOTEL FINANCING, INC., AND P. I. RESORTS LIMITED AND (2) ELECT TO CONSENT TO RELEASE OF OLD SECURITY DOCUMENTS



                RESORTS INTERNATIONAL, INC. SERIES A NOTES BALLOT
                   RESORTS INTERNATIONAL, INC. SENIOR SECURED
                  REDEEMABLE NOTES DUE APRIL 15, 1994, SERIES A
                          (RII CLASS 2 AND GRI CLASS 2)



     PLEASE READ AND FOLLOW THE ATTACHED VOTING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS BALLOT. PLEASE COMPLETE, SIGN AND DATE THIS BALLOT AND PROMPTLY RETURN IT IN THE ENCLOSED PREPAID RETURN ENVELOPE. THIS BALLOT MUST BE RECEIVED BY HILL AND KNOWLTON, INC. (THE "SOLICITATION AGENT") BY 5:00 P.M., NEW YORK CITY TIME, ON __________________ (THE "VOTING DEADLINE"). IF YOU SIGN THIS BALLOT BUT FAIL TO INDICATE AN ACCEPTANCE OR REJECTION OF THE PLAN, THIS BALLOT WILL BE DEEMED AND COUNTED AS AN ACCEPTANCE OF THE PLAN. ALSO, IF YOU SIGN THIS BALLOT BUT FAIL TO INDICATE WHETHER YOU AGREE OR REFUSE TO CONSENT TO THE RELEASE OF THE OLD SECURITY DOCUMENTS, THIS BALLOT WILL BE DEEMED AND COUNTED AS A CONSENT TO THE RELEASE OF THE OLD SECURITY DOCUMENTS.


     Resorts International, Inc. ("RII"), GGRI, Inc. ("GRI"), Resorts International Hotel, Inc.("RIH"), Resorts International Hotel Financing, Inc. ("RIHF") and P. I. Resorts Limited ("PIRL") are soliciting your vote with respect to the prepackaged joint plan of reorganization


SERIES A BALLOT
under chapter 11 of the Bankruptcy Code for RII and GRI (collectively, the "Debtors" or the "Company") which has been proposed by RII, GRI, RIH, RIHF and PIRL (the "Plan") and is attached as Appendix A to the accompanying Information Statement/Prospectus dated December __, 1993 (the "Information Statement"). This Ballot is to be used by registered record owners and beneficial owners of Resorts Senior Secured Redeemable Notes due April 15, 1994, Series A (the "Series A Notes"). Record holders/beneficial owners of Series A Notes are also beneficiaries of the GRI Guaranty (as defined in the Plan). This Ballot is to be used to vote with respect to the Plan both as record holders/beneficial owners of Series A Notes and as beneficiaries of the GRI Guaranty and of the Series A Notes.


     Please read the Information Statement carefully before you vote.

                  TO INDICATE YOUR VOTE, COMPLETE THIS BALLOT
                  IN ACCORDANCE WITH THE ATTACHED INSTRUCTIONS.



ITEM 1:   AMOUNT OF SERIES A NOTES.



     The undersigned (the "Claimant") is as of January 10, 1994 (the "Voting Record Date") the registered record holder or the beneficial owner of Series A Notes in the principal amount of $__________, or such lesser or greater principal amount as may be reflected in the records available to the Debtors (the "Ballot Amount").



     If you are a beneficial owner, the Ballot Amount should include only the amount of Series A Notes held in account(s) with the bank or broker which transmitted this Ballot to you. If you hold other Series A Notes in record name or in one or more accounts with other banks or brokers, such Series A Notes should be voted separately on the ballots received from such other banks or brokers, or with respect to record name Series A Ballots, by you, in accordance with the attached instructions. If you are a beneficial owner and do not know your Ballot Amount, please contact your bank or broker immediately.


ITEM 2:   VOTES WITH RESPECT TO THE PLAN AND RELEASE ELECTION.


     As explained in the instructions, you are entitled to three separate votes in connection with the Plan: (i) with respect to your Old Series Notes Claim (as defined in the instructions hereto), you may vote to accept or reject the Plan;
(ii) with respect to your GRI Guaranty Claim (as defined in the instructions hereto), you may vote to accept or reject the Plan; and (iii) you may elect to consent to the release of the Old Security Documents (as defined in and) as contemplated by the Plan. Please read the attached instructions carefully and then complete each of Items 2A, 2B and 2C.




SERIES A BALLOT                         2

PLEASE COMPLETE EACH OF THE FOLLOWING SECTIONS:

     A.   OLD SERIES NOTES CLAIM.

     Please vote to accept or reject the Plan.


          YOUR FAILURE TO MARK EITHER CHOICE WILL
          BE DEEMED AND COUNTED AS AN ACCEPTANCE.


            ---------------------------------------------------------
                                    THE PLAN
            ---------------------------------------------------------

                The undersigned Claimant votes the Ballot Amount with respect to its Old Series Notes Claim to (please check one):



                               __  ACCEPT THE PLAN
                               __  REJECT THE PLAN


          ------------------------------------------------------------


     B.   GRI Guaranty Claim.

     Please vote to accept or reject the Plan.


          YOUR FAILURE TO MARK EITHER CHOICE WILL
          BE DEEMED AND COUNTED AS AN ACCEPTANCE.


          -------------------------------------------------------------
                                    THE PLAN
         --------------------------------------------------------------

                The undersigned Claimant votes the Ballot Amount with respect to its GRI Guaranty Claim to (please check one):



                               __  ACCEPT THE PLAN
                               __  REJECT THE PLAN



         --------------------------------------------------------------



SERIES A BALLOT                         3

     C.   ELECTION TO CONSENT TO RELEASE OF THE OLD SECURITY DOCUMENTS


     Please check whether you consent to the release of the Old Security Documents. PLEASE NOTE THAT A CONDITION PRECEDENT TO CONSUMMATION TO THE PLAN IS THE RELEASE AND TERMINATION OF THE OLD SECURITY DOCUMENTS.


          YOUR FAILURE TO MARK EITHER CHOICE
          WILL BE DEEMED AND COUNTED AS A CONSENT.


             -------------------------------------------------------
                        RELEASE OF OLD SECURITY DOCUMENTS
             -------------------------------------------------------

                __  I consent to the release of the Old Security
                    Documents.

                 __  I do NOT consent to the release of the Old
                     Security Documents.

            ---------------------------------------------------------


ITEM 3: CERTIFICATION AS TO OLD SERIES NOTES.


     The Resorts Senior Secured Redeemable Notes due April 15, 1994 were issued in two series: Series A and Series B. Collectively, these two series of notes are referred to as the Old Series Notes. By returning this Ballot, the undersigned Claimant certifies that it has not submitted any other Ballots for Old Series Notes (either Series A or Series B) except as specified in the table immediately below. Please note that you must submit a separate Ballot for any Series A Notes that you hold in record name or that are held on your behalf by a broker or bank (or agent thereof). If you have submitted any other Ballot with respect to Old Series Notes, Series A or Series B, please provide the information required by this Item 3 in the following table (please use additional sheets of paper if necessary):



- --------------------------------------------------------------------------------

                                     Account Number
Series*       Name of Holder**       (if applicable)       Principal Amount
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------


* Please specify the series (A or B) of Old Series Notes for which other Ballots were submitted.
** Insert your name if the Old Series Note is held by you in record name or, if held in street name, insert the name of the broker or bank (or agent thereof).


SERIES A BALLOT                         4

ITEM 4:   OTHER CERTIFICATIONS.

     By returning this Ballot, the undersigned Claimant certifies:


          (a) that it has not submitted any other Ballots for Old Series Notes (Series A or Series B) that are inconsistent with the votes to accept or reject the Plan and the decision with respect to the consent to the release of the Old Security Documents as set forth herein or that, if such other Ballots have been submitted for Old Series Notes, such earlier Ballots are hereby revoked;


          (b) that it has been provided with a copy of the Information Statement relating to the Plan and all related solicitation materials;


          (c) that it understands that if this Ballot is validly executed and returned without indicating any acceptance or rejection of the Plan (for either the Old Series Notes Claim or the GRI Guaranty Claim), IT WILL BE COUNTED AS A VOTE ACCEPTING THE PLAN WITH RESPECT BOTH TO THE Old SERIES NOTES CLAIM AND THE GRI GUARANTY CLAIM;


          (d) that it understands that if this Ballot is validly executed and returned without indicating a consent or a refusal to consent to the release of the Old Security Documents, IT WILL BE COUNTED AS A CONSENT TO THE RELEASE OF THE OLD SECURITY DOCUMENTS; AND


          (e) that it is the registered record holder or beneficial owner of the Series A Notes set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned Claimant also acknowledges that this solicitation is subject to all the terms and conditions set forth in the Information Statement relating to the Plan.


SERIES A BALLOT                         5

          YOU ARE URGED TO VOTE ON THE PLAN AND TO INDICATE WHETHER YOU CONSENT TO THE RELEASE OF THE OLD SECURITY DOCUMENTS.


                             Name of Creditor:

                             ______________________________________
                                        (Print or Type)

                             By:___________________________________
                             (Signature of Creditor or Authorized Agent)

                             Print Name of
                             Signatory:______________________________

                             Title:__________________________________
                                           (If Appropriate)

                             Street Address:__________________________
                             _________________________________________
                             City, State and Zip Code


                              Telephone Number:_______________________
                              ________________________________________
                              Social Security or Federal Tax I.D. No. (Optional)


                              Date Completed:_________________________


          YOUR VOTE MUST BE RECEIVED BY HILL AND KNOWLTON, INC., 420 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017 (ATTN: RESORTS BALLOT SOLICITATION GROUP), BY 5:00 P.M., NEW YORK CITY TIME, ON ___________________, 1994 OR YOUR VOTE WILL NOT BE COUNTED. IF YOU HOLD IN STREET NAME, PLEASE ALLOW SUFFICIENT ADDITIONAL TIME FOR PROCESSING OF YOUR VOTE BY YOUR BANK OR BROKER, OR ITS AGENT.




SERIES A BALLOT                         6

                             VOTING INFORMATION AND
                     INSTRUCTIONS FOR SERIES A NOTES BALLOT



                   RESORTS INTERNATIONAL, INC. SENIOR SECURED
                  REDEEMABLE NOTES DUE APRIL 15, 1994, SERIES A
                          (RII CLASS 2 AND GRI CLASS 2)



          1. Resorts International, Inc. ("RII") and GGRI, Inc. ("GRI") (collectively, the Debtors), and Resorts International Hotel, Inc.("RIH"), Resorts International Hotel Financing, Inc. ("RIHF"), and P. I. Resorts Limited ("PIRL") are soliciting your vote with respect to the Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code Proposed by Resorts International, Inc., GGRI, Inc., Resorts International Hotel, Inc., Resorts International Hotel Financing, Inc. and P. I. Resorts Limited (the "Plan"), a copy of which is attached as Appendix A to the accompanying Information Statement/Prospectus dated January __, 1994 (the "Information Statement"). PLEASE REVIEW THE INFORMATION STATEMENT CAREFULLY BEFORE YOU VOTE.



          2. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class and the holders of two-thirds in amount of equity interests in each class voting on such plan. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if at least one impaired class of creditors votes to accept the Plan and the Bankruptcy Court finds that the Plan accords fair and equitable treatment to and does not discriminate unfairly against the class or classes rejecting it.



          3. The Resorts Senior Secured Redeemable Notes due April 15, 1994 were issued in two series: Series A and Series B. Collectively, these two series of notes are referred to as the Old Series Notes. Under the Plan, all Claims arising from Old Series Notes, regardless of series, are classified in a single class (RII Class 2). For purposes of voting with respect to the Plan, Claimants who hold both Series A Notes and Series B Notes are treated as having a single "Old Series Notes Claim" (in the aggregate principal amount of the Claimant's Series A Notes and Series B Notes). Additionally, record holders/beneficial owners of Old Series Notes (regardless of series) are also beneficiaries of the GRI Guaranty (as defined in the Plan) which secured RII's obligations under the Old Series Notes. As a result of the GRI Guaranty, record holders/beneficial owners of Old Series Notes also hold Claims against GRI ("GRI Guaranty Claims"). A Claimant's GRI Guaranty Claim is classified separately from its Old Series Notes Claim in GRI Class 2. As a result, for purposes of voting with respect to the Plan, a record holder/beneficial owner of Old Series Notes is entitled to a separate vote on the Plan with respect to its GRI Guaranty Claim.



          4. Finally, RII and GRI are soliciting your consent to release the Old Security Documents under which the liens on the property securing the Old Series Notes were granted or created. The Old Security Documents, in effect, pledge RIH's assets (including the Resorts International Hotel) to secure the Old Series Notes. Under the Plan, these same assets are pledged to secure the new debt obligations to be issued to you. Pursuant to the Old Series Note Indenture, to effectuate such termination and



SERIES A BALLOT                         7
release consensually, the record holders of at least 66 2/3% in aggregate principal amount of the outstanding Old Series Notes and the record holders of at least a majority in aggregate principal amount of each series of the Old Series Notes must execute consents. Accordingly, RII and GRI are seeking consents from the holders of Old Series Notes. If insufficient consents are received from holders of Old Series Notes to effectuate such termination and release consensually, RII and GRI intend to request the Bankruptcy Court to order the release of the Old Security Documents; however, no assurance can be given that such an order will be entered. In no event will the consents to release the Old Security Documents be used to effectuate the termination and release of the Old Security Documents in the absence of the confirmation and consummation of the Plan. If RII and GRI fail to receive the Requisite Acceptances, notwithstanding receipt of sufficient consents to release and terminate the Old Security Documents pursuant to the Old Series Note Indenture, such consents will only be used in the event that RII and GRI continue to pursue confirmation and consummation of the Plan. In the event that RII and GRI elect or are required to resolicit Acceptances of the Plan, however, they reserve the right not to resolicit with respect to the consents to release the Old Security Documents and to use consents received from the initial Solicitation.



          5. Accordingly, this Ballot requests three separate votes from the record holders/beneficial owners of Series A Notes. Each record holder/beneficial owner of Series A Notes has the right to vote with respect to TWO Claims, its Old Series Notes Claim and its GRI Guaranty Claim. Therefore, first, you must vote with respect to your Old Series Notes Claim to accept or reject your treatment under the Plan. Second, you must vote with respect to your GRI Guaranty Claim to accept or reject your treatment under the Plan. Third, you must vote whether to consent to the release of the Old Security Documents (as defined in the Plan). IF YOU DO NOT CONSENT TO THE RELEASE OF THE OLD SECURITY DOCUMENTS, THE PLAN MAY NOT BE CONFIRMABLE AND THE TRANSACTIONS THEREUNDER MAY NOT BE IMPLEMENTED.



          6. For your vote to be counted, you must complete the Ballot, and sign and return it to the address set forth on the enclosed prepaid return envelope. Ballots must be received by Hill and Knowlton, Inc. (the "Solicitation Agent") no later than 5:00 p.m., New York City time, on _____________, 1994 (the "Voting Deadline"). If you received a return envelope addressed to your broker or bank (or agent thereof), be sure to return your Ballot early enough for your vote to be processed and then forwarded to and received by the Solicitation Agent by the Voting Deadline.



          7. If you are a beneficial owner and your broker or bank accepts facsimiles, your Ballot may be transmitted by facsimile to the appropriate telephone number provided by your broker or bank (or agent thereof). If you are a record holder, Ballots may be submitted by facsimile to Hill and Knowlton at the appropriate number set forth below. In either case, Ballots transmitted by facsimile must be received by the Solicitation Agent no later than the Voting Deadline. For inspection purposes, the original of any telecopied Ballot should be delivered to your broker or bank (or agent thereof) or to Hill and Knowlton, whichever is applicable, so as to be received no later than fifteen (15) days after the Voting Deadline.


ITEM 1


          Insert the Ballot Amount in Item 1 of the Ballot. The "Ballot Amount"is the principal amount of Series A Notes held by you as the registered record holder or the beneficial owner thereof. If you are a beneficial owner, the Ballot Amount should include only the amount of Series A Notes held in account(s) with the bank or broker which transmitted this Ballot to you. If you hold other Series A Notes in record name or in one or more accounts with other banks or brokers, such Series A Notes must be voted separately on the ballots received from such other banks or brokers, or in the case of record name Series A Notes, by you, in accordance with the instructions for Item 2 set forth below. If you are a



SERIES A BALLOT                         8
beneficial owner and do not know your Ballot Amount, please contact your bank or broker immediately.


ITEM 2


          (i) In the appropriate boxes in Item 2, indicate your votes with respect to (a) your Old Series Note Claim, (b) your GRI Guaranty Claim and (c) your decision whether to consent to the release of the Old Security Documents.

          (ii) You may vote differently on the Plan with respect to your Old Series Notes Claim and your GRI Guaranty Claim. If, however, you cast a vote on the Plan with respect to only one of these two Claims, you will be deemed to have voted identically with respect to the other Claim. Additionally, any VALIDLY EXECUTED Ballot which does not indicate acceptance or rejection of the Plan with respect to either the Old Series Notes Claim or the GRI Guaranty Claim WILL BE DEEMED AN ACCEPTANCE OF THE PLAN WITH RESPECT TO BOTH CLAIMS. There can be no assurance, however, that the Bankruptcy Court will permit unmarked Ballots to be counted. Accordingly, you are encouraged to both execute your Ballot and to indicate in the appropriate boxes in Item 2 your votes with respect to the Plan.



          (iii) Although you may vote differently on the Plan with respect to your Old Series Notes Claim (RII Class 2) and your GRI Guaranty Claim (GRI Class 2), you must vote your entire Claim Amount with respect to each Claim to accept or reject the Plan. Also if you hold Old Series Notes in multiple accounts, you must vote all of your claims within a single class under the Plan to accept or reject the Plan. Thus, you may not split your vote on the Plan in any way (either on a single Ballot or on multiple Ballots) with respect to your Old Series Notes Claim or your GRI Guaranty Claim. If you are a record holder/beneficial owner of Series B Notes as well as Series A Notes, you must also vote your Old Series Notes Claim represented by this Ballot consistently with any Ballot you submit with respect to your Series B Notes.



          (iv) Furthermore, any VALIDLY EXECUTED Ballot which does not indicate whether the holder consents or refuses to consent to the release of the Old Security Documents WILL BE DEEMED AND COUNTED AS A CONSENT TO THE RELEASE OF THE OLD SECURITY DOCUMENTS, REGARDLESS OF HOW THE HOLDER MAY HAVE VOTED ITS CLAIMS WITH RESPECT TO THE PLAN. Please note that a condition precedent to consummation to the Plan is the release and termination of the Old Security Documents. As with the vote to accept or reject the Plan, you may not split your vote with respect to the consent to release of the Old Security Documents in any way (either on a single Ballot or on multiple Ballots).



          (v) A Ballot that partially accepts and partially rejects the Plan with respect to either of the record holder/beneficial owner's two Claims or splits its vote with respect to the election to consent to the release of the Old Security Documents will not be counted. Additionally, any prior Ballots submitted by you as a record holder/beneficial owner of Old Series Notes (for the Series A Notes represented by this Ballot, other Series A Notes or Series B Notes) will not be counted to the extent that the votes indicated by those prior Ballots are inconsistent with the votes indicated on this Ballot within a single class of claims or with respect to the decision as to whether to consent to the release of the Old Security Documents. If multiple Ballots are received from an individual Claimant for the same Claim prior to the Voting Deadline that are inconsistent with respect to the votes to accept or reject the Plan and the decision regarding the consent to the release of the Old Security Documents, the last ballot received shall supersede and revoke any earlier received ballot.



SERIES A BALLOT                        9

ITEM 3

          In Item 3 of the Ballot, insert the requested information for all Old Series Notes held by you either as record holder or beneficial owner for which other Ballots have been submitted.

ITEM 4

          Please review and certify as to the matter set forth in Item 4 and execute the Ballot in the space provided. This Ballot must be returned in sufficient time to allow it to be received by the Solicitation Agent by no later than 5:00 p.m., New York City time, on ___________, 1994. If you believe you have received the wrong ballot, please contact the Solicitation Agent or your broker or bank immediately.

          The Ballot attached hereto is not a letter of transmittal and may not be used for any purpose other than to vote to (i) accept or reject the Plan and
(ii) elect to consent to the release of the Old Security Documents. Accordingly, at this time, holders should not surrender certificates representing their securities, and neither the Debtors nor the Solicitation Agent will accept delivery of any such certificates surrendered together with this Ballot. The remittance of your securities for exchange pursuant to the Plan may only be made by your broker or bank (or agent thereof) or, in the case of registered record holders, by you, and will only be accepted if certificates representing your securities (in proper form for transfer) are delivered together with a letter of transmittal which will be furnished to your broker or bank (or agent thereof) or you (in the case of registered record holders) as provided under the Plan or as notified following confirmation of the Plan by the Bankruptcy Court. Moreover, the Ballot does not constitute and shall not be deemed a proof of claim or interest or an assertion of a claim or interest.

                        PLEASE MAIL YOUR BALLOT PROMPTLY!
         IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING
                 PROCEDURES, PLEASE CALL THE SOLICITATION AGENT:

                             HILL AND KNOWLTON, INC.
                     ATTN: RESORTS BALLOT SOLICITATION GROUP
                              420 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 210-8850


SERIES A BALLOT                        10

          For your information, the Plan divides creditors and equity interest holders of RII and GRI into the following classes:

               RII CREDITORS AND EQUITY INTEREST HOLDERS


Class 1.*      Priority Claims
Class 2.       Old Series Notes  Claims
Class 3.*      Showboat Notes Claims
Class 4.*      Secured Claims
Class 5.*      RII Unsecured Claims
Class 6.*      Paradise Subsidiary Claims
Class 7.       RII Equity Interests
Class 8.       1990 Stock Option Plan Interests



               GRI CREDITORS AND EQUITY INTEREST HOLDERS

Class 1.*      Priority Claims
Class 2.       GRI Guaranty Claims
Class 3.*      GRI Unsecured Claims
Class 4.       RII Intercompany Claim
Class 5.       GRI Equity Interest


* Unimpaired or otherwise deemed to accept or reject the Plan.



SERIES A BALLOT                        11